EXHIBIT 99.1


                                Con-way Inc.
                    Executive Incentive Compensation Plan

                          Effective January 1, 2007

                              Table of Contents

 1. Purpose; EIP; Administration; Claims
 2. Definitions
 3. Eligibility
 4. Establishment of Awards
 5. Vesting
 6. Amount of Award Payout
 7. Payment of Award
 8. Amendment; Termination


1.   Purpose; EIP; Administration; Claims.

     (a) Purpose. This Con-way Inc. Executive Incentive Compensation Plan (the "EICP") is established and maintained to motivate Executives effectively and efficiently. For each calendar year through 2006, Con-way Inc. (f/k/a CNF Inc.) (the "Company") and its Affiliates adopted several incentive compensation plans applicable to Executives for different Business Units. For 2007 and future calendar years, the Company and its Affiliates have instead adopted this EICP which applies to and covers all Executives of the Company and its Business Units.

     (b) The EIP. Section 12 of the 2006 Equity and Incentive Plan (the "EIP") authorizes the Committee to grant Awards pursuant to the Annual Incentive Compensation Program in the form of Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the EIP. The EICP applies to Executives and, for Executives, the EICP implements Section 12 of the EIP. The EICP is subject to the applicable terms and provisions of the EIP, as amended from time to time, including without limitation (i)
           Section 3 (Administration), (ii)  Section  4  (Eligibility), (iii)
           Section 12 (Annual Incentive Compensation Program), (iv) Section 13 (Other Stock-Based or Cash-Based Awards), (v) Section 15 (Claims Procedures), and (vi) Section 16 (General Provisions), but excluding Section 14 (Change in Control Provisions).

     (c)   Administration.   The  EICP  is  administered  by  the  Committee,
           pursuant to authority specified in Section 3 of the EIP.

     (d) Claims. In the event that any person believes that she or he is not receiving the full benefits to which she or he is entitled under the EICP, such person may make a claim to the Plan Administrator, and the claims procedures set forth in Section 15 of the EIP shall apply, with the Plan Administrator treated as the Committee for purposes of applying such Section 15.

2.   Definitions.

     For Purposes of the EICP, the following terms shall be defined as set forth below:

     "Affiliate" is defined in Section 2 of the EIP and includes a Subsidiary as defined in Section 2 of the EIP.

     "Annual Compensation" means a Participant's annual base salary. Annual Compensation does not include any other form of compensation, including, for example, special bonus payments or any other special compensation, payments under short and long term disability plans, in-service withdrawals of deferred compensation, or any other compensation. To the extent that a Participant elects to defer any portion of annual base salary, Annual Compensation is computed without regard to such deferral. For Participants who are designated as eligible to participate as of January 1 of a calendar year, Annual Compensation is deemed to be their annual base salary as of the first pay period following February 1 of that year, unless a different date is selected by the Committee. For Participants who first become eligible to commence participation after the first pay period following February 1 of a calendar year, Annual Compensation is deemed to be their annual base salary as of the first pay period following the date the Participant becomes eligible to participate in the EICP. For Participants who receive promotional pay increases after the first pay period following February 1 of a calendar year, Annual Compensation is adjusted as of the first pay period following the date the Participant receives a promotional pay increase, and the Participant's Award Payout shall be prorated to reflect her or his Annual Compensation for the period prior to and subsequent to such promotional pay increase.

     "Award" is defined in Section 2 of the EIP.

     "Award Payout" means the amount, if any, that is paid to a Participant as determined pursuant to Section 6 of this EICP.

     "Board" is defined in Section 2 of the EIP.

     "Business Unit" is defined in Section 4(d) of the EICP for purposes of the EICP. "Business Unit" is also defined in Section 2 of the EIP, but that definition does not apply to the EICP.

     "Committee" is defined in Section 2 of the EIP.

     "Company" means Con-way Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

     "EICP" means this Con-way Inc. Executive Incentive Compensation Plan.

     "EIP" means the Con-way Inc. 2006 Equity and Incentive Plan, as amended from time to time, or any successor plan.

     "Employer" means the Company or any Affiliate of the Company that adopts the EICP, whichever is the employer of the Participant.

     "Executive" means  an  employee  who  occupies  a position that has been
     classified  within  the  Con-way  Inc.  executive  level   salary  grade
     structure.

     "ICP Pool" means, for each Business Unit, the maximum amount of Incentive Profit that can be paid out for attainment of the Target Payment Goal.

     "Incentive Performance Goal" means a goal set by the Committee pursuant to Section 4.

     "Incentive Profit" means operating income computed on the basis of generally accepted accounting principles (GAAP) in the United States, but without adjustment for (i) loss or loss recovery, (ii) damage or damage recovery, (iii) workers compensation, (iv) payouts under the EICP, the EIP, or any other employee incentive plan (on a Business Unit by Business Unit basis), (v) income tax, or (vi) except as otherwise specified by the Committee with respect to a Business Unit, interest income or expense. For clarity, Incentive Profit for Business Units other than the Company and Con-way Enterprise Services, Inc. is based on operating income prior to adjusting for any Award Payouts to be paid pursuant to Section 6, and Incentive Profit for the Company and for Con-way Enterprise Services, Inc. is based on consolidated pre-tax income of the Company, after adjusting for any Award Payouts to be paid pursuant to Section 6 to Participants employed by any other Business Units, but prior to adjusting for any amounts to be paid pursuant to Section 6 to Participants who are employed by the Company or by Con-way Enterprise Services, Inc., and prior to adjusting for income tax. The Committee reserves the right to determine what items are to be included in Incentive Profit, including but not limited to whether significant unusual items are to be taken into account in determining Incentive Profit.

     "Incentive Profit Goal" means the level of Incentive Profit that must be achieved for funding the ICP Pool, as determined each year by the Plan Administrator.

     "Maximum Payment Goal" means the amount or percentage of an Incentive Performance Goal that must be achieved to produce an Award Payout equal to 200% of the Target Payment Goal.

     "Participant"  means  an  Executive designated by the Committee  or  its
     delegate pursuant to Section  3  of  the  EICP.   Participants  are also
     Grantees, as that term is defined in Section 2 of the EIP.

     "Participation Factor" means the percentage of Annual Compensation assigned to a Participant for purposes of this EICP, pursuant to Section 4.

     "Plan Administrator" means the Committee or any person or persons to whom the Committee delegates its authority or any portion thereof.

     "Section  16  Officer"  means  an officer who is required to comply with
     Section 16 of the Securities Exchange Act of 1934, as of the relevant date specified in this EICP.

     "Target Payment Goal" means the amount or percentage of an Incentive Performance Goal that must be achieved to have an Award Payout equal to a Participant's Annual Compensation times the Participant's Participation Factor.

     "Threshold Payment Goal" means the amount or percentage of an Incentive Performance Goal that must be achieved in order to have the first dollar of an Award Payout become payable.

3.   Eligibility.

     (a) Designation. The Committee shall designate the Executives eligible to participate for a calendar year with respect to the Company and each Business Unit or Affiliate, pursuant to Section 4 of the EIP, and may designate all Executives who are otherwise eligible as of the beginning of the calendar year. The Committee may delegate to the Company's Chief Executive Officer the authority to designate as Participants Executive-level employees who first become Executives, through hire or promotion, during a calendar year, as provided herein. The Company shall maintain in its records a list of Participants designated by the Committee, or by the Chief Executive Officer, for each Business Unit for each calendar year.

     (b) Other Eligibility Requirements. Unless otherwise determined by the Plan Administrator, Participants must be active full-time Executive-level employees. Such Executives who are not designated as eligible as of the beginning of the calendar year shall become eligible to commence participation at the beginning of the first full calendar quarter following the date on which they become Executives. Calendar quarters begin January 1, April 1, July 1, and October 1. An Executive who commences participation during a calendar year, who participates less than four full quarters, and who is otherwise eligible to receive a payment pursuant to Section 5 of this Plan, will receive a pro-rata payment based on the number of full calendar quarters of participation.

4.   Establishment of Awards.

     (a) Incentive Performance Goals. For each calendar year, not later than 90 days following the commencement of that year, the Plan Administrator shall determine which Incentive Performance Goals shall be used to fund the ICP Pool for Award Payouts to all Participants, pursuant to Section 7, and shall establish one or more Incentive Performance Goals for the Company's Chief Executive Officer and each of the CEO's direct reports, and a percentage goal weight for each assigned Incentive Performance Goal. The Company's Chief Executive Officer shall establish such goals and goal weights for all other Participants, whose Award Payouts, if any, will also be subject to the Incentive Performance Goals determined by the Plan Administrator as applicable for funding the ICP Pool, pursuant to Section 7. Possible Incentive Performance Goals may include:

        *  Incentive Profit

        *  other profit measures

        *  sales or revenues

        *  return on equity, assets, capital or investment

        *  earnings or book value per share

        * operating or administrative expense in the absolute or as a percent of revenue

        *  working capital

        *  accounts receivable goal

        *  days sales outstanding

        *  (gross) contribution margin

        *  safety (accidents)

        * operational efficiency factors (e.g., shipments per paid claim, dollars per paid claim, reship percentage, trailer efficiency, fuel efficiency, etc.)

           Each Incentive Performance Goal assigned to an Executive must be a Performance Goal as defined in Section 2 of the EIP. In each case, the Incentive Performance Goal may be determined with respect to the Company or a Business Unit on a consolidated or unconsolidated basis. The percentage goal weights for the Incentive Performance Goals assigned to a Participant shall add to 100%.

     (b) Participation Factor. Unless otherwise determined by the Plan Administrator, each Participant's Participation Factor for each calendar year shall be the Participation Factor applicable to Executives in the executive level salary grade to which the Participant is assigned at the time the Plan Administrator establishes Incentive Performance Goals for the calendar year. For Participants who are promoted during a calendar year to a salary grade which has been assigned a higher Participation Factor, such Participant's Award Payout shall be prorated based on the number of weeks the relevant Participation Factor was applicable to such Participant.

     (c) Percentage Achievement. For each calendar year, for each Business Unit, for each Incentive Performance Goal, the Plan Administrator shall set a Threshold Payment Goal, a Target Payment Goal, and a Maximum Payment Goal and may set intermediate levels and assign intermediate percentage factors to such levels, with the Plan Administrator setting the levels for the Incentive Profit Goal for all Participants. If the achievement is at or below the Threshold Payment Goal, the percentage achievement shall be zero. If the achievement is between levels, the percentage achievement shall be earned ratably, determined by straight line interpolation, for accomplishment between the next lower level and the next higher level. If the achievement is above the Maximum Payment Goal, the percentage achievement shall equal 200%. In no event shall any Participant's Award Payout exceed an amount equal to 200% of the product of the Participant's Annual Compensation times the Participant's Participation Factor. No Participant shall earn or be entitled to any portion of her or his Individual Performance Portion unless the Business Unit(s) on which her or his Award Payout is based first exceed the Threshold Payment Goal.

     (d) Business Unit. The Plan Administrator shall designate the Business Units that will participate in the EICP for each calendar year. Business Units may include (i) the Company, (ii) an Affiliate, and
           (iii)  a division  of  the  Company  or  an  Affiliate.  The  Plan
           Administrator shall also designate, for the Company's Chief Executive Officer and each of the CEO's direct reports, and for each calendar year, whether such Participant's Award Payout is to be based in whole or in part upon the performance of the Business Unit in which the Participant is employed or another Business Unit, and the Company's Chief Executive Officer shall make such designations for all other Participants; provided, however, that unless otherwise determined by the Committee at or prior to the time the Award Payout would be made, no Award Payout in excess of the amount that would comply with Section 162(m) of the Internal Revenue Code shall be made to any Participant, but may be delayed as provided in Section 7(f). The terms and conditions applicable to Participants for a calendar year need not be identical, even within Business Units.

     (e) Transfers. If a Participant transfers from one Business Unit to another during a calendar year, the Participant's Award Payout shall be based on the pro-rated performance of the relevant Business Units, based on the amount of time the Participant was working for each Business Unit during the calendar year; provided, however, that unless otherwise determined by the Committee at or prior to the time the Award Payout would be made, no Award Payout in excess of the amount that would comply with Section 162(m) of the Internal Revenue Code shall be made to any Participant, but may be delayed as provided in Section 7(f). A transfer shall be considered to occur in the week the transfer is effective in the relevant payroll records.

     (f) Personal Data Sheets. As soon as practicable after the beginning of each year, a personal data sheet will be prepared and delivered to each Participant, providing the Participant relevant information concerning the Participant's opportunity to earn an Award Payout under the EICP for such calendar year. Following the conclusion of the calendar year, but no later than the time the Award Payment is made, a supplemental Personal Data Sheet will be provided to each Participant, showing the Award Payout, if any, for the applicable calendar year.

5.   Vesting.

     Subject to the following exceptions, no Participant shall receive any payment under the EICP unless on the date that the payment is actually made the Participant is then currently (i) employed by the Company or an Affiliate and (ii) a Participant.

     (a) Exception 1. A Participant who is employed by the Company or an Affiliate through December 31 of a calendar year but leaves that employment or otherwise becomes ineligible after December 31 but before the sole or final payment is made relating to that calendar year, as provided in Section 7, shall be entitled to receive an Award Payout with respect to such calendar year, unless the Participant is terminated for cause or cause is found to exist before payment is made; provided, however, that the acts or omissions that formed the basis for such cause occurred prior to December 31 of the calendar year in which the Award Payout otherwise became vested.

     (b) Exception 2. A pro rata payment based on the number of weeks a Participant was eligible to participate in the calendar year will be made, as provided in Section 7, to (i) a Participant who retires during the calendar year pursuant to the Con-way Pension Plan or the provisions of the Social Security Act and who, at the time of retirement, was a Participant, (ii) the heirs, legatees, administrators or executors of a Participant who dies during the calendar year and who, at the time of death, was a Participant,
           (iii) a Participant who is placed on an approved leave during the calendar year, in each case unless the Participant is terminated for cause or cause is found to exist before payment; provided, however, that the acts or omissions that formed the basis for such cause occurred prior to December 31 of the calendar year in which the Award Payout otherwise became vested.

     In case of doubt, the Plan Administrator shall determine whether or not cause exists, in its sole discretion, using whatever standard it deems appropriate.

6.   Amount of Award Payout.

      (a) Award Payouts. Subject to the annual ICP Pool, as provided in sub-section (b) below, a Participant's Award Payout for a calendar year shall be equal to the product of, for each assigned Incentive Performance Goal:

           (i)  the Participant's Annual Compensation, times

           (ii) the Participant's Participation Factor, times

           (iii)the percentage achievement of the Incentive Performance Goals, times

           (iv) the percentage  goal  weight  for  each Incentive Performance
                Goal.

     (b) ICP Pool. For each calendar year, the Plan Administrator will establish an Incentive Profit Goal (and any other Incentive Performance Goals that may be used) to fund an ICP Pool for each Business Unit, the purpose of which shall be to establish the maximum dollars that will be available for Award Payouts for all Participants subject to each applicable ICP Pool, regardless of any increase in the number of Participants during the calendar year, including for purposes of this Section all employees eligible to participate in any other annual incentive compensation plan(s) adopted by such Business Unit, but excluding sales commission plans. For purposes of establishing ICP Pools under this Section, Business Unit shall not include the Company or Con-way Enterprise Services, Inc. Unless otherwise determined by the Plan Administrator, if the total Award Payouts for all Participants in a Business Unit, including award payouts for all participants in any other annual incentive compensation plans established for the calendar year by the Business Unit, would otherwise exceed the ICP Pool for that Business Unit, the Award Payouts for Participants shall be reduced pro rata so that such Award Payouts will not exceed the ICP Pool for that Business Unit. No Award Payouts shall be earned or paid to a Participant until the Business Unit that employs the Participant (or another Business Unit, if the Participant's Award Payout is based on more than one Business Unit pursuant to Section 4(d)) has achieved its aggregate Threshold Payment Goal.

7.   Payment of Award.

     (a) No Partial Payment. Unless the Committee otherwise determines, in its sole discretion, to authorize a partial payment of the estimated total Award Payout with respect to a calendar year in or prior to December of that calendar year, no payment of an Award Payout or any portion thereof shall be made to any Participant prior to completion of the annual audit of the Company's financial statements for that calendar year by the Company's outside auditors; provided, however, that Award Payouts shall be made to Participants no later than March 15 of the following calendar year.

     (b) Final Payment. The final payment of the Award Payout with respect to a calendar year, less any partial payment, if any, will be made as soon as practicable following completion of the annual audit of the Company's financial statements for that calendar year by the Company's outside auditors, but in no event later than March 15 of the following calendar year.

     (c) Death. In the event of a Participant's death, the Award Payout payable to the Participant for a calendar year shall be paid to the Participant's Beneficiary. "Beneficiary" means the person or persons designated by the Participant pursuant to a beneficiary designation form properly completed and delivered to the Vice President of Human Resources of the Company. If no such beneficiary designation form is in effect, then the Beneficiary shall be the Participant's estate.

     (d) Adjustments. In the event that the Committee determines that (i) the Award Payout payable to one or more Participants for a calendar year has been or is likely to be materially affected as a result of events or circumstances that were unanticipated at the beginning of the calendar year and/or extraordinary in nature and
           (ii) the goals of the EICP would be frustrated if adjustments were not made to such Award Payouts, then the Committee, in its sole discretion, may make such adjustments applicable to the Performance Goals or to such Award Payouts as it deems appropriate, which adjustments may have the effect of increasing or decreasing the amount of the Award Payouts otherwise payable pursuant to the EICP (subject to the prohibition of increases with respect to covered employees imposed by Section 12 of the EIP).

     (e) Clawback Provision. In the event that the financial statements of the Company or a Business Unit are restated following the payment of an Award and that restatement would have changed the Award Payout, the following repayment terms apply to those officers who were Section 16 Officers at the time the payment was made :

           (i) In the event a financial statement restatement is required within one year following a payment as a result of errors or omissions, executives will be required to repay any amounts
                that  are  deemed  to  have  been  overpaid   based  on  that
                restatement.

           (ii) In the event a financial statement restatement is required at any time as a result of fraudulent activities, executives will be required to repay any amounts that are deemed to have been overpaid based on that restatement for an unlimited period of time.

     (f) Section 162(m). If the Company anticipates that the deduction of a payment made under the EICP would be limited or eliminated by application of Section 162(m) of the Code, payment will be delayed under the Company's 2005 Deferred Compensation Plan for Executives, or any successor plan, until the earliest date at which the Company reasonably anticipates that the deduction will not be so limited or eliminated, or, if later, the date otherwise elected by the Participant pursuant to the terms of such Deferred Compensation Plan. It is the Company's intent that this subsection will defer only the minimum amount required to avoid any limitation on the deduction.

8.   Amendment; Termination.

     (a) Amendment. The Committee may amend the EICP at any time by notice to the Participants, except that no amendment shall reduce the award determined for a calendar year or portion thereof that has ended before the date of the amendment.

      (b) Termination. The EICP will automatically terminate when the EIP expires or is terminated, and the Committee may terminate the EICP at any earlier time. Notwithstanding the termination of the EICP, the Award Payouts for each calendar year then in progress shall be calculated, and be payable, following the completion of each such calendar year, in accordance with the provisions of Sections 5 and 6.


                           Con-way Inc.


                           By:
                               Jennifer W. Pileggi
                           Senior Vice President, General Counsel
                           and Secretary

                           Con-way Inc.
                           Executive Incentive Compensation Plan
                           Executed: ___________________